MACE SECURITY INTERNATIONAL, INC.
FORM S-8

EXHIBIT 99.1

                           WRITTEN CONSENT TO ACTION
                              OF THE SHAREHOLDERS
                                      AND
                               BOARD OF DIRECTORS
                              in lieu of a Meeting
                                       of
                       MACE SECURITY INTERNATIONAL, INC.
                             a Vermont Corporation

THE UNDERSIGNED, being all of the Directors and Shareholders of Mace Security International, Inc., a Vermont corporation (the "Corporation"), do hereby waive notice, make the following statements, take the following action and adopt the following resolutions by unanimous written consent to action without a meeting pursuant to Vermont Business Corporation Law:

RESOLVED, that a Nonqualified Stock Option Plan in form and substance of that presented to each of the Board members be, and hereby is, approved and adopted

RESOLVED, that the Corporation's officers are, and each of them is, authorized to take all acts necessary or appropriate to implement the intent of the foregoing resolutions.

IN WITNESS WHEREOF, each of the undersigned Directors and Shareholders have executed this Written Consent to Action of the Shareholders and Board of Directors in lieu of a meeting as of the date written next to his signature.

    This Consent may be executed in one or more counterparts.


                                   /s/ Jon E. Goodrich
    September 1, 1993              -----------------------------
                                   Jon E. Goodrich, Shareholder/Director


                                   /s/ Robert P. Gould
    September 1, 1993              ------------------------------
                                   Robert P. Gould, Shareholder/Director


                                   /s/ Mark R. Butterfield
    September 1, 1993              -------------------------------
                                   Mark R. Butterfield, Director


                                   /s/ Robert D. Norman
    September 1, 1993              ------------------------------
                                   Robert D. Norman, Shareholder/Director


                                   /s/ Stuart M. DuBoff
    September 1, 1993              ------------------------------
                                   Stuart M. DuBoff, Director


                                   /s/ Robert R. Rosberg
    September 1, 1993              ------------------------------
                                   Robert R. Rosberg, Director